Exhibit 99.2

CHESAPEAKE ENERGY CORPORATION - SUPPLEMENTAL TABLES

CONSOLIDATED BALANCE SHEETS (unaudited)

	Successor	Predecessor
($ in millions)	December 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$905	$279
Restricted cash	9	—
Accounts receivable, net	1,115	746
Short-term derivative assets	5	19
Other current assets	69	64
Total current assets	2,103	1,108
Property and equipment:
Oil and natural gas properties, successful efforts method
Proved oil and natural gas properties	7,682	25,734
Unproved properties	1,530	1,550
Other property and equipment	495	1,754
Total property and equipment	9,707	29,038
Less: accumulated depreciation, depletion and amortization	(908)	(23,806)
Property and equipment held for sale, net	3	10
Total property and equipment, net	8,802	5,242
Other long-term assets	104	234
Total assets	$11,009	$6,584

Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$308	$346
Current maturities of long-term debt, net	—	1,929
Accrued interest	38	3
Short-term derivative liabilities	899	93
Other current liabilities	1,202	723
Total current liabilities	2,447	3,094
Long-term debt, net	2,278	—
Long-term derivative liabilities	249	44
Asset retirement obligations, net of current portion	349	139
Other long-term liabilities	15	5
Liabilities subject to compromise	—	8,643
Total liabilities	5,338	11,925
Contingencies and commitments
Stockholders’ equity (deficit):
Predecessor preferred stock, $0.01 par value, 20,000,000 shares authorized: 0 and 5,563,458 shares outstanding	—	1,631
Predecessor common stock, $0.01 par value, 22,500,000 shares authorized: 0 and 9,780,547 shares issued	—	—
Predecessor additional paid-in capital	—	16,937
Predecessor accumulated other comprehensive income	—	45
Successor common stock, $0.01 par value, 450,000,000 shares authorized: 117,917,349 and 0 shares issued	1	—
Successor additional paid-in capital	4,845	—
Retained earnings (accumulated deficit)	825	(23,954)
Total stockholders’ equity (deficit)	5,671	(5,341)
Total liabilities and stockholders’ equity (deficit)	$11,009	$6,584

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Successor	Predecessor
	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020
($ in millions except per share data)
Revenues and other:
Oil, natural gas and NGL	$1,786	$739
Marketing	820	457
Oil and natural gas derivatives	477	23
Gains on sales of assets	3	29
Total revenues and other	3,086	1,248
Operating expenses:
Production	103	78
Gathering, processing and transportation	239	269
Severance and ad valorem taxes	52	33
Exploration	3	10
Marketing	817	451
General and administrative	28	38
Separation and other termination costs	—	1
Depreciation, depletion and amortization	340	166
Impairments	—	13
Other operating expense, net	83	13
Total operating expenses	1,665	1,072
Income from operations	1,421	176
Other income (expense):
Interest expense	(26)	(24)
Other income	—	5
Reorganization items, net	—	(579)
Total other expense	(26)	(598)
Income (loss) before income taxes	1,395	(422)
Income tax benefit	(39)	(6)
Net income (loss)	1,434	(416)
Net loss attributable to noncontrolling interests	—	—
Net income (loss) available to common stockholders	$1,434	$(416)
Earnings (loss) per common share:
Basic	$12.90	$(42.54)
Diluted	$11.13	$(42.54)
Weighted average common shares outstanding (in thousands):
Basic	111,160	9,780
Diluted	128,846	9,780

	Successor	Predecessor
	Period from February 10, 2021 through December 31, 2021	Period from January 1, 2021 through February 9, 2021	Year Ended December 31, 2020
($ in millions except per share data)
Revenues and other:
Oil, natural gas and NGL	$4,401	$398	$2,745
Marketing	2,263	239	1,869
Oil and natural gas derivatives	(1,127)	(382)	596
Gains on sales of assets	12	5	30
Total revenues and other	5,549	260	5,240
Operating expenses:
Production	297	32	373
Gathering, processing and transportation	780	102	1,082
Severance and ad valorem taxes	158	18	149
Exploration	7	2	427
Marketing	2,257	237	1,889
General and administrative	97	21	267
Separation and other termination costs	11	22	44
Depreciation, depletion and amortization	919	72	1,097
Impairments	1	—	8,535
Other operating expense (income), net	84	(12)	80
Total operating expenses	4,611	494	13,943
Income (loss) from operations	938	(234)	(8,703)
Other income (expense):
Interest expense	(73)	(11)	(331)
Gains on purchases or exchanges of debt	—	—	65
Other income (expense)	31	2	(4)
Reorganization items, net	—	5,569	(796)
Total other income (expense)	(42)	5,560	(1,066)
Income (loss) before income taxes	896	5,326	(9,769)
Income tax benefit	(49)	(57)	(19)
Net income (loss)	945	5,383	(9,750)
Net loss attributable to noncontrolling interests	—	—	16
Net income (loss) attributable to Chesapeake	945	5,383	(9,734)
Preferred stock dividends	—	—	(22)
Net income (loss) available to common stockholders	$945	$5,383	$(9,756)
Earnings (loss) per common share:
Basic	$9.29	$550.35	$(998.26)
Diluted	$8.12	$534.51	$(998.26)
Weighted average common shares outstanding (in thousands):
Basic	101,754	9,781	9,773
Diluted	116,341	10,071	9,773

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Successor	Predecessor
	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020
($ in millions)
Cash flows from operating activities:
Net income (loss)	$1,434	$(416)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion and amortization	340	166
Deferred income tax benefit	(49)	—
Derivative losses, net	(477)	(23)
Cash payments on derivative settlements, net	(705)	(6)
Share-based compensation	4	5
Gains on sales of assets	(3)	(29)
Impairments	—	13
Non-cash reorganization items, net	—	87
Exploration	1	8
Other	36	(18)
Changes in assets and liabilities	(18)	222
Net cash provided by operating activities	563	9
Cash flows from investing activities:
Capital expenditures	(265)	(169)
Business combination, net	(194)	—
Proceeds from divestitures of property and equipment	4	135
Net cash used in investing activities	(455)	(34)
Cash flows from financing activities:
Cash paid for common stock dividends	(52)	—
Other	—	(2)
Net cash used in financing activities	(52)	(2)
Net increase in cash, cash equivalents and restricted cash	56	(27)
Cash, cash equivalents and restricted cash, beginning of period	858	306
Cash, cash equivalents and restricted cash, end of period	$914	$279

Cash and cash equivalents	$905	$279
Restricted cash	9	—
Total cash, cash equivalents and restricted cash	$914	$279

	Successor	Predecessor
	Period from February 10, 2021 through December 31, 2021	Period from January 1, 2021 through February 9, 2021	Year Ended December 31, 2020
($ in millions)
Cash flows from operating activities:
Net income (loss)	$945	$5,383	$(9,750)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation, depletion and amortization	919	72	1,097
Deferred income tax benefit	(49)	(57)	(10)
Derivative (gains) losses, net	1,127	382	(596)
Cash receipts (payments) on derivative settlements, net	(1,142)	(17)	884
Share-based compensation	9	3	21
Gains on sales of assets	(12)	(5)	(30)
Impairments	1	—	8,535
Non-cash reorganization items, net	—	(6,680)	(213)
Exploration	2	2	417
Gains on purchases or exchanges of debt	—	—	(65)
Other	46	45	(41)
Changes in assets and liabilities	(37)	851	915
Net cash provided by (used in) operating activities	1,809	(21)	1,164
Cash flows from investing activities:
Capital expenditures	(669)	(66)	(1,142)
Business combination, net	(194)	—	—
Proceeds from divestitures of property and equipment	13	—	150
Net cash used in investing activities	(850)	(66)	(992)
Cash flows from financing activities:
Proceeds from Exit Credit Facility - Tranche A Loans	30	—	—
Payments on Exit Credit Facility - Tranche A Loans	(80)	(479)	—
Proceeds from pre-petition revolving credit facility borrowings	—	—	3,656
Payments on pre-petition revolving credit facility borrowings	—	—	(3,317)
Proceeds from DIP Facility borrowings	—	—	60
Payments on DIP Facility borrowings	—	(1,179)	(60)
Proceeds from issuance of senior notes, net	—	1,000	—
Proceeds from issuance of common stock	—	600	—
Proceeds from warrant exercise	2	—	—
Debt issuance and other financing costs	(3)	(8)	(109)
Cash paid to purchase debt	—	—	(94)
Cash paid for common stock dividends	(119)	—	—
Cash paid for preferred stock dividends	—	—	(22)
Other	(1)	—	(13)
Net cash provided by (used in) financing activities	(171)	(66)	101
Net increase (decrease) in cash, cash equivalents and restricted cash	788	(153)	273
Cash, cash equivalents and restricted cash, beginning of period	126	279	6
Cash, cash equivalents and restricted cash, end of period	$914	$126	$279

Cash and cash equivalents	$905	$40	$279
Restricted cash	9	86	—
Total cash, cash equivalents and restricted cash	$914	$126	$279

OIL, NATURAL GAS AND NGL PRODUCTION AND AVERAGE SALES PRICES (unaudited)

	Successor
	Three Months Ended December 31, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Marcellus	—	—	1,315	4.94	—	—	219	29.66
Haynesville	—	—	1,249	5.20	—	—	208	31.18
Eagle Ford	54	77.67	125	4.59	18	36.16	92	58.31
Powder River Basin	8	76.41	48	5.48	3	47.91	20	53.71
Total	62	77.50	2,737	5.05	21	38.06	539	36.02

Average Realized Price (including realized derivatives)		50.93		2.92		38.06		22.18

	Predecessor
	Three Months Ended December 31, 2020
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Marcellus	—	—	1,113	1.82	—	—	186	10.92
Haynesville	—	—	559	2.28	—	—	92	13.68
Eagle Ford	125	41.27	172	2.60	21	15.26	125	31.13
Powder River Basin	10	40.39	51	2.69	3	20.78	22	27.81
Mid-Continent	3	39.99	25	2.56	3	15.11	10	22.60
Total	138	41.15	1,920	2.06	27	15.97	435	18.44

Average Realized Price (including realized derivatives)		40.77		1.95		15.97		17.90

	Successor
	Period from February 10, 2021 through December 31, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Marcellus	—	—	1,296	3.25	—	—	216	19.52
Haynesville	—	—	750	4.10	—	—	125	24.57
Eagle Ford	60	69.25	137	4.02	19	29.76	101	51.91
Powder River Basin	9	67.90	53	4.33	3	40.00	21	46.09
Total	69	69.07	2,236	3.61	22	31.37	463	29.19

Average Realized Price (including realized derivatives)		46.85		2.52		25.55		21.72

	Predecessor
	Period from January 1, 2021 through February 9, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Marcellus	—	—	1,233	2.42	—	—	206	14.49
Haynesville	—	—	543	2.44	—	—	90	14.62
Eagle Ford	74	53.37	165	2.57	18	23.94	120	40.27
Powder River Basin	10	51.96	61	2.92	4	34.31	24	34.25
Total	84	53.21	2,002	2.45	22	25.92	440	22.63

Average Realized Price (including realized derivatives)		49.06		2.62		31.42		21.46

	Non-GAAP Combined
	Year Ended December 31, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Marcellus	—	—	1,289	3.16	—	—	215	18.99
Haynesville	—	—	727	3.96	—	—	121	23.76
Eagle Ford	62	67.14	140	3.84	18	29.14	104	50.42
Powder River Basin	9	66.08	54	4.16	4	39.26	22	44.66
Total	71	67.01	2,210	3.49	22	30.77	462	28.51

Average Realized Price (including realized derivatives)		48.77		2.61		30.77		21.49

	Predecessor
	Year Ended December 31, 2020
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Marcellus	—	—	1,052	1.64	—	—	175	9.82
Haynesville	—	—	543	1.83	—	—	90	10.99
Eagle Ford	86	38.38	185	1.90	24	10.93	141	27.72
Powder River Basin	13	36.64	58	1.92	4	14.94	26	24.22
Mid-Continent	4	38.17	34	1.98	3	12.36	13	20.18
Total	103	38.16	1,872	1.73	31	11.55	445	16.84

Average Realized Price (including realized derivatives)		56.74		1.97		11.55		22.09

GROSS MARGIN (unaudited)

	Successor		Predecessor
	Three Months Ended December 31,		Three Months Ended December 31,
	2021		2020
($ in millions, except per unit)		$/Boe		$/Boe
Marcellus
Oil, natural gas and NGL sales	$598	29.66	$186	10.92
Production expenses	11	0.55	8	0.52
Gathering, processing and transportation expenses	83	4.13	75	4.40
Severance and ad valorem taxes	3	0.12	2	0.09
Gross margin	$501	24.86	$101	5.91

Haynesville
Oil, natural gas and NGL sales	$597	31.18	$117	13.68
Production expenses	29	1.51	9	1.23
Gathering, processing and transportation expenses	54	2.83	51	5.97
Severance and ad valorem taxes	10	0.55	8	0.94
Gross margin	$504	26.29	$49	5.54

Eagle Ford
Oil, natural gas and NGL sales	$495	58.31	$359	31.13
Production expenses	53	6.25	45	3.88
Gathering, processing and transportation expenses	79	9.29	117	10.19
Severance and ad valorem taxes	29	3.44	17	1.49
Gross margin	$334	39.33	$(179)	15.57

Powder River Basin
Oil, natural gas and NGL sales	$96	53.71	$56	27.81
Production expenses	10	5.54	8	3.60
Gathering, processing and transportation expenses	23	12.80	21	10.71
Severance and ad valorem taxes	10	5.43	5	2.55
Gross margin	$53	29.94	$(34)	10.95

Mid-Continent
Oil, natural gas and NGL sales	$—	—	$21	22.60
Production expenses	—	—	8	9.23
Gathering, processing and transportation expenses	—	—	5	5.49
Severance and ad valorem taxes	—	—	1	1.49
Gross margin	$—	—	$(14)	6.39

	Successor		Predecessor		Non-GAAP Combined		Predecessor
	Period from February 10, 2021 through December 31,		Period from January 1, 2021 through February 9,		Year Ended December 31,		Year Ended December 31,
	2021		2021		2021		2020
($ in millions, except per unit)		$/Boe		$/Boe		$/Boe		$/Boe
Marcellus
Oil, natural gas and NGL sales	$1,370	19.52	$119	14.49	$1,489	18.99	$631	9.82
Production expenses	34	0.49	4	0.50	38	0.49	32	0.50
Gathering, processing and transportation expenses	287	4.09	34	4.17	321	4.10	292	4.55
Severance and ad valorem taxes	9	0.12	1	0.07	10	0.12	6	0.09
Gross margin	$1,040	14.82	$80	9.75	$1,120	14.28	$301	4.68

Haynesville
Oil, natural gas and NGL sales	$998	24.57	$53	14.62	$1,051	23.76	$362	10.99
Production expenses	59	1.44	4	1.12	63	1.42	41	1.28
Gathering, processing and transportation expenses	118	2.91	11	2.93	129	2.91	188	5.69
Severance and ad valorem taxes	22	0.55	2	0.54	24	0.55	23	0.69
Gross margin	$799	19.67	$36	10.03	$835	18.88	$110	3.33

Eagle Ford
Oil, natural gas and NGL sales	$1,712	51.91	$193	40.27	$1,905	50.42	$1,428	27.72
Production expenses	173	5.25	21	4.24	194	5.13	201	3.89
Gathering, processing and transportation expenses	290	8.79	45	9.32	335	8.85	475	9.23
Severance and ad valorem taxes	96	2.91	13	2.69	109	2.88	92	1.79
Gross margin	$1,153	34.96	$114	24.02	$1,267	33.56	$660	12.81

Powder River Basin
Oil, natural gas and NGL sales	$321	46.09	$33	34.25	$354	44.66	$231	24.22
Production expenses	31	4.45	3	3.37	34	4.32	42	4.41
Gathering, processing and transportation expenses	85	12.20	12	12.53	97	12.24	100	10.52
Severance and ad valorem taxes	31	4.48	2	2.88	33	4.29	23	2.41
Gross margin	$174	24.96	$16	15.47	$190	23.81	$66	6.88

Mid-Continent
Oil, natural gas and NGL sales	$—	—	$—	—	$—	—	$93	20.18
Production expenses	—	—	—	—	—	—	57	12.56
Gathering, processing and transportation expenses	—	—	—	—	—	—	27	5.76
Severance and ad valorem taxes	—	—	—	—	—	—	5	1.16
Gross margin	$—	—	$—	—	$—	—	$4	0.70

CAPITAL EXPENDITURES ACCRUED (unaudited)

	Successor	Predecessor
	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020
($ in millions)
Drilling and completion capital expenditures:
Marcellus	$72	$71
Haynesville	131	39
Eagle Ford	32	45
Powder River Basin	21	4
Total drilling and completion capital expenditures	256	159
Leasehold and additions to other PP&E	7	4
Capitalized interest	5	2
Total capital expenditures	$268	$165

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from February 10, 2021 through December 31, 2021	Period from January 1, 2021 through February 9, 2021	Year Ended December 31, 2021	Year Ended December 31, 2020
($ in millions)
Drilling and completion capital expenditures:
Marcellus	$239	$30	$269	$263
Haynesville	278	22	300	141
Eagle Ford	109	9	118	378
Powder River Basin	35	—	35	95
Mid-Continent	—	—	—	2
Total drilling and completion capital expenditures	661	61	722	879
Leasehold and additions to other PP&E	12	—	12	26
Capitalized interest	11	1	12	15
Total capital expenditures	$684	$62	$746	$920

OIL AND NATURAL GAS HEDGING POSITIONS AS OF FEBRUARY 21, 2022 (a)

Crude Oil Swaps
	Volume (MMBbls)	Avg. NYMEX Price of Swaps
Q1 2022 (b)	3.1	$43.57
Q2 2022	2.8	$43.12
Q3 2022	2.7	$44.85
Q4 2022	2.6	$45.92
Total 2022	11.2	$44.30

Total 2023	1.9	$47.17

Crude Oil Two-Way Collars
	Volume (Bcf)	Avg. NYMEX Bought Put Price	Avg. NYMEX Sold Call Price
Total 2023	4.4	$65.00	$79.09

Oil Basis Protection Swaps
	Volume (MMBbls)	Avg. NYMEX plus/(minus)
Q1 2022 (b)	3.2	$0.53
Q2 2022	3.6	$0.60
Q3 2022	3.5	$0.89
Q4 2022	3.5	$0.89
Total 2022	13.8	$0.73

Total 2023	6.2	$0.96

Natural Gas Swaps
	Volume (Bcf)	Avg. NYMEX Price of Swaps
Q1 2022 (b)	177	$2.88
Q2 2022	130	$2.60
Q3 2022	134	$2.63
Q4 2022	117	$2.60
Total 2022	558	$2.69

Total 2023	229	$2.69

Total 2024	103	$2.67

Total 2025	27	$2.65

Natural Gas Two-Way Collars
	Volume (Bcf)	Avg. NYMEX Bought Put Price	Avg. NYMEX Sold Call Price
Q1 2022 (b)	18	$2.50	$2.86
Q2 2022	90	$3.33	$4.41
Q3 2022	94	$3.41	$4.56
Q4 2022	120	$3.12	$4.27
Total 2022	322	$3.23	$4.31

Total 2023	234	$3.02	$4.03

Natural Gas Three-Way Collars
	Volume (Bcf)	Avg. NYMEX Sold Put Price	Avg. NYMEX Bought Put Price	Avg. NYMEX Sold Call Price
Q2 2022	7	$2.41	$2.90	$3.43
Q3 2022	6	$2.41	$2.90	$3.43
Q4 2022	6	$2.41	$2.90	$3.43
Total 2022	19	$2.41	$2.90	$3.43

Total 2023	4	$2.50	$3.40	$3.79

Natural Gas Written Call Options
	Volume (Bcf)	Avg. NYMEX strike price
Total 2023	18	$3.29

Natural Gas Basis Protection Swaps
	Volume (Bcf)	Avg. NYMEX plus/(minus)
Q1 2022 (b)	92	$(0.07)
Q2 2022	56	$(0.14)
Q3 2022	56	$(0.14)
Q4 2022	49	$0.05
Total 2022	253	$(0.08)

Total 2023	97	$0.05

Total 2024	30	$(0.19)

Total 2025	5	$(0.21)
____________________________________________
(a)Assumes closing of the Chief transaction prior to April 2022.
(b)Includes amounts settled in January and February 2022.

NON-GAAP FINANCIAL MEASURES

As a supplement to the financial results prepared in accordance with U.S. GAAP, Chesapeake’s quarterly earnings releases contain certain financial measures that are not prepared or presented in accordance with U.S. GAAP. These non-GAAP financial measures include Adjusted Net Income (Loss) Attributable to Chesapeake, Adjusted EBITDAX, Adjusted Free Cash Flow and Net Debt. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below.

These financial measures are non-GAAP and should not be considered as an alternative to, or more meaningful than, net income (loss), earnings (loss) per common share or cash flow provided by operating activities prepared in accordance with GAAP.

Chesapeake believes that the non-GAAP measures presented, when viewed in combination with its financial measures prepared in accordance with GAAP, provide useful information as they exclude certain items management believes affects the comparability of operating results. Management believes these adjusted financial measures are a meaningful adjunct to earnings and cash flows calculated in accordance with GAAP because (a) management uses these financial measures to evaluate the company’s trends and performance relative to other oil and natural gas producing companies, (b) these financial measures are comparable to estimates provided by securities analysts, and (c) items excluded generally are one-time items or items whose timing or amount cannot be reasonably estimated. Accordingly, any guidance provide by the company generally excludes information regarding these types of items.

Because not all companies use identical calculations, Chesapeake’s non-GAAP measures may not be comparable to similar titled measures of other companies.

RECONCILIATION OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO CHESAPEAKE (unaudited)

	Successor		Predecessor
	Three Months Ended December 31, 2021		Three Months Ended December 31, 2020
	$	$/Share	$	$/Share
($ in millions, except per share data)
Net income (loss) available to common stockholders (GAAP)	$1,434	$12.90	$(416)	$(42.54)
Effect of dilutive securities	—	(1.77)	—	—
Diluted income (loss) available to common stockholders (GAAP)	$1,434	$11.13	$(416)	$(42.54)

Adjustments:
Unrealized gains on oil and natural gas derivatives	(1,163)	(9.03)	(45)	(4.59)
Separation and other termination costs	—	—	1	0.10
Gains on sales of assets	(3)	(0.02)	(29)	(2.97)
Other operating expense, net	89	0.69	11	1.12
Impairments	—	—	13	1.33
Reorganization items, net	—	—	579	59.21
Other	—	—	(4)	(0.41)
Income tax benefit(a)	(49)	(0.38)	—	—
Adjusted net income attributable to common stockholders (Non-GAAP)	$308	$2.39	$110	$11.25

	Successor		Predecessor
	Period from February 10, 2021 through December 31, 2021		Period from January 1, 2021 through February 9, 2021		Year Ended December 31, 2020
	$	$/Share	$	$/Share	$	$/Share
($ in millions, except per share data)
Net income (loss) available to common stockholders (GAAP)	$945	9.29	$5,383	550.35	$(9,756)	(998.26)
Effect of dilutive securities	—	(1.17)	—	(14.84)	—	—
Diluted income (loss) available to common stockholders (GAAP)	$945	8.12	$5,383	$534.51	$(9,756)	(998.26)

Adjustments:
Unrealized (gains) losses on oil and natural gas derivatives	(41)	(0.35)	369	36.64	259	26.50
Separation and other termination costs	11	0.09	22	2.18	44	4.50
Gains on sales of assets	(12)	(0.10)	(5)	(0.50)	(30)	(3.07)
Other operating expense (income), net	93	0.79	(12)	(1.19)	79	8.08
Impairments	1	0.01	—	—	8,535	873.33
Exploration expense - impairment of unproved properties	—	—	—	—	272	27.83
Noncontrolling interests - impairment of unproved properties	—	—	—	—	(16)	(1.64)
Gains on purchases or exchanges of debt	—	—	—	—	(65)	(6.65)
G&A reorganization expenses	—	—	—	—	43	4.40
Reorganization items, net	—	—	(5,569)	(552.97)	796	81.46
Other	(18)	(0.15)	—	—	17	1.74
Income tax benefit(a)	(49)	(0.42)	—	—	—	—
Tax effect of adjustments(b)	(13)	(0.11)	(57)	(5.66)	(11)	(1.13)
Adjusted net income available to common stockholders (Non-GAAP)	917	7.88	131	13.01	167	17.09

Preferred stock dividends	—	—	—	—	22	2.25
Adjusted net income attributable to Chesapeake (Non-GAAP)	$917	$7.88	$131	$13.01	$189	19.34

(a)
In the 2021 Successor Period and 2021 Successor Quarter, we recorded a net deferred tax liability of $49 million associated with the acquisition of Vine Energy, Inc. As a result of recording this net deferred tax liability through business combination accounting, we released a corresponding amount of the valuation allowance that we maintain against our net deferred tax asset position. This release resulted in an income tax benefit of $49 million.

(b)
The 2021 Successor Period includes a tax effect attributed to the 2021 Successor Third Quarter reconciling adjustments using an estimated 2% annual effective tax rate. The 2021 Predecessor Period includes an income tax benefit of $57 million attributed to deferred income tax effects associated with Predecessor accumulated other comprehensive income, eliminated in fresh start accounting. The 2020 Predecessor Period includes a tax effect attributed to the 2020 Predecessor First Quarter reconciling adjustments using an estimated 0.14% annual effective tax rate.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDAX (unaudited)

	Successor	Predecessor
	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020
($ in millions)
Net income (loss) (GAAP)	$1,434	$(416)

Adjustments:
Interest expense	26	24
Income tax benefit	(39)	(6)
Depreciation, depletion and amortization	340	166
Exploration	3	10
Unrealized gains on oil and natural gas derivatives	(1,163)	(45)
Separation and other termination costs	—	1
Gains on sales of assets	(3)	(29)
Other operating expense, net	89	11
Impairments	—	13
Reorganization items, net	—	579
Other	—	(4)
Adjusted EBITDAX (Non-GAAP)	$687	$304

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from February 10, 2021 through December 31, 2021	Period from January 1, 2021 through February 9, 2021	Year Ended December 31, 2021	Year Ended December 31, 2020
($ in millions)
Net income (loss) (GAAP)	$945	$5,383	$6,328	$(9,750)

Adjustments:
Interest expense	73	11	84	331
Income tax benefit	(49)	(57)	(106)	(19)
Depreciation, depletion and amortization	919	72	991	1,097
Exploration	7	2	9	427
Unrealized (gains) losses on oil and natural gas derivatives	(41)	369	328	259
Separation and other termination costs	11	22	33	44
Gains on sales of assets	(12)	(5)	(17)	(30)
Other operating expense (income), net	93	(12)	81	79
Impairments	1	—	1	8,535
Gains on purchases or exchanges of debt	—	—	—	(65)
G&A reorganization expenses	—	—	—	43
Reorganization items, net	—	(5,569)	(5,569)	796
Other	(18)	—	(18)	17
Adjusted EBITDAX (Non-GAAP)	$1,929	$216	$2,145	$1,764

ADJUSTED FREE CASH FLOW

	Successor	Predecessor
	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020
($ in millions)
Net cash provided by operating activities (GAAP)	$563	$9
Cash paid for reorganization items, net	—	22
Cash paid for acquisition costs	74	—
Capital expenditures	(265)	(169)
Adjusted free cash flow (Non-GAAP)	$372	$(138)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from February 10, 2021 through December 31, 2021	Period from January 1, 2021 through February 9, 2021	Year Ended December 31, 2021	Year Ended December 31, 2020
($ in millions)
Net cash provided by (used in) operating activities (GAAP)	$1,809	$(21)	$1,788	$1,164
Cash paid for reorganization items, net	65	66	131	140
Cash paid for acquisition costs	74	—	74	—
Capital expenditures	(669)	(66)	(735)	(1,142)
Adjusted free cash flow (Non-GAAP)	$1,279	$(21)	$1,258	$162

NET DEBT

Successor
December 31, 2021
($ in millions)
Total debt (GAAP)	$2,278
Premiums and issuance costs on debt	(107)
Principal amount of debt	2,171
Cash and cash equivalents	905
Net debt (Non-GAAP)	$1,266